The GAMCO Global Growth Fund

A Series of GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2013

Class AAA (GICPX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO Global Growth Fund (the “Fund”) primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.65%

Total Annual Fund Operating Expenses	1.90%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

To achieve the Fund’s primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world’s market place. The Fund invests in companies at the forefront of accelerated growth.

The Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Fund seeks stocks that are attractively priced relative to their projected growth rates. The Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Fund invests primarily in developed markets but may invest in emerging markets as well. The Fund invests in companies with a wide range in market capitalizations, from small to large.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GAMCO GLOBAL GROWTH FUND

(Total Returns for the Years Ended December 31)

During the years shown in the bar chart, the highest return for a quarter was 25.6% (quarter ended June 30, 2003) and the lowest return for a quarter was (24.1)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
GAMCO Global Growth Fund Class AAA Shares:
Return Before Taxes	17.96%	0.59%	9.15%
Return After Taxes on Distributions	17.34%	0.47%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	12.50%	0.50%	8.15%
MSCI AC World Free Index (reflects no deduction for fees, expenses, or taxes)	16.56%	(0.61)%	8.50%
Lipper Global Large Cap Growth Fund Average (reflects no deduction for fees, expenses, or taxes)	17.07%	(1.05)%	7.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Fund.

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of the Adviser, and Howard F. Ward CFA, Director — Growth Products of the Adviser have served as portfolio managers of the Fund since 1994.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. For more information, turn to “Third Party Arrangements” on page 30 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

442 2013

4